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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       Form 8-K

                                    CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                      of the Securities and Exchange Act of 1934


                Date of Report:            June 30, 1998
                                 (Date of earliest event reported)


                            Commission File Number 1-12486


                        ASSOCIATED ESTATES REALTY CORPORATION
                (Exact name of registrant as specified in its charter)


                                OHIO                        34-1747603
                  (State or other Jurisdiction of          (IRS Employer
                   Incorporation or organization)         Identification
                                                              Number)



            5025 Swetland Court, Richmond Heights, Ohio     44143-1467
              (Address of Principal Executive Offices)      (Zip Code)

                                   (216) 261-5000
                (Registrant's telephone number, including area code)



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          Item 2.  Acquisition or Disposition of Assets

               On June 30, 1998, Associated Estates Realty Corporation (the "Company") acquired certain real estate assets consisting principally of the multifamily properties (the "Acquired Properties") further described below, from MIG Residential REIT,
          Inc:


                                                                 Number of
                Name of Property                 Location          Suites

          20th and Campbell Apartments   Phoenix, Arizona           204
          Annen Woods Apartments         Pikesville, Maryland       132
          Desert Oasis Apartments        Palm Desert, California    320
          Fleetwood Apartments           Houston, Texas             104
          Hampton Point Apartments       Silver Spring, Maryland    352
          Morgan Place Apartments        Atlanta, Georgia           186
          Peachtree Apartments           St. Louis, Missouri        156
          Windsor Falls Apartments       Raleigh, North Carolina    276
                                                                  -----
                                                                  1,730


               With respect to the Acquired Properties, the Company purchased all of the above named sellers' right, title and interest in the apartment complexes and land together with all rights of way, easements, licenses, permits, fixtures, furnishings, equipment, the right to manage, other intangible assets, leases and tenancies, all guaranties, warranties and other intangible rights pertaining to the Acquired Properties.

               The purchase price of the Acquired Properties was approximately $108.5 million, of which approximately $12.1 million was paid in cash with the balance paid through the issuance of 5,139,387 unregistered common shares of the Company.

               The terms of the above transaction, and other related transactions which were also consummated on June 30, 1998 not qualifying for reporting as an Item 2 event, are further discussed in the Company's Form 8-K/A dated February 19, 1998 and filed June 25, 1998 and Proxy Statement dated May 30, 1998, which are incorporated by reference herein.

          Item 7: Financial Statements Pro Forma Financial Information and Exhibits

               The information required by paragraph (a) of Item 7 - the Financial Statements of the Acquired Properties (MIG Residential REIT, Inc.) and paragraph (b) of Item 7 - the Pro Forma Financial Information, have been previously reported by the Company in its

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           Proxy Statement dated May 30, 1998 and Form 8-K/A dated February 19,
           1998 and filed June 25, 1998.  In accordance with General
           Instruction B.3 to Form 8-K, such information is not reported in this Form 8-K.

          Documents Incorporated by Reference

               1.   The Company's Proxy Statement dated May 30, 1998; and

               2. The Company's Form 8-K/A dated February 19, 1998 and filed June 25, 1998.

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           Exhibits
           --------

                                                               Filed
                                                            herewith or
                                                            incorporated
                                                              herein by
           Number                    Title                    reference
           ------ --------------------------------------    ------------

            2.02  Purchase Agreement by and between MIG     Exhibit 2.02
                  REIT/Morgan Place, Inc. and the Company   to Form 8-K
                  dated as of January 28, 1998.             filed March
                                                            31, 1998.

            2.03  Purchase Agreement by and between MIG     Exhibit 2.03
                  REIT/Annen Woods, Inc. and the Company    to Form 8-K
                  dated as of January 28, 1998.             filed March
                                                            31, 1998.

            2.04  Purchase Agreement by and between MIG     Exhibit 2.04
                  Peachtree Corporation and the Company     to Form 8-K
                  dated as of January 28, 1998.             filed March
                                                            31, 1998.

            2.05  Purchase Agreement by and between MIG     Exhibit 2.05
                  Fleetwood Ltd. and the Company dated as   to Form 8-K
                  of January 28, 1998.                      filed March
                                                            31, 1998.

            2.06  Purchase Agreement by and between MIG     Exhibit 2.06
                  REIT Falls, L.L.C. and the Company dated  to Form 8-K
                  as of January 28, 1998.                   filed March
                                                            31, 1998.

            2.07  Purchase Agreement by and between MIG     Exhibit 2.07
                  20th and Campbell Corporation and the     to Form 8-K
                  Company dated as of January 28, 1998.     filed March
                                                            31, 1998.

            2.08  Purchase Agreement by and between Desert  Exhibit 2.08
                  Oasis Corporation and the Company dated   to Form 8-K
                  as of January 28, 1998.                   filed March
                                                            31, 1998.

            2.09  Purchase Agreement by and between MIG     Exhibit 2.09
                  Hampton Corporation and the Company       to Form 8-K
                  dated as of January 28, 1998.             filed March
                                                            31, 1998.


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                                      SIGNATURES


               Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Associated Estates Realty
                                            Corporation


          Date: July 13, 1998           /s/ Dennis W. Bikun
                                        Dennis W. Bikun
                                          Vice President, Chief Financial
                                          Officer, Treasurer and
                                          Chief Accounting Officer

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